Exhibit 3.11

For Ministry Use Only Å I’usage exclusif du ministére			Ontario Corporation Number Numéro de la société en Ontano

[Ontario LOGO]	Ministry of Consumer and Business Services	Ministére des Services aux consammateura et aux entreprises	1373080
CERTIFICATE		CERTIFICAT
This is to certify that these articles are effective on		Ceci certifie que les présents status entrent en vigueur le

DECEMBER 0 3 DÉCEMBRE, 2003

/s/ [ILLEGIBLE]
Director / Directriéo
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business
Corporations
Act

Formule 3
Loi sur les
sociétés par
actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1.            The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)

Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT):

MAC’S CONVENIENCE STORES INC.

2.            The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)

Nouvelle dénomination sociale de la société (s’il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT):

3.            Date of incorporation/amalgamation:

Date de la constitution ou de la fusion:

1999-09-06
(Year, Month, Day)
(année, mois, jour)

4.                                               Complete only if there is a change in the number of directors or the minimum / maximum number of directors. Il faut remplir catte partie seúlement si le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a changé.

Number of directors is/are:	or	minimum and maximum number of directors is/are:
Nombre d’administrateurs:	ou	nombres minimum et maximum d’administrateurs:

Number	or	minimum and maximum
Nombre	ou	minimum et maximum

5.            The articles of the corporation are amended as follows:

Lés statuts de la société sont modifiés de la façon suivante:

(i) by deleting the words “No restrictions” in paragraph 9 of the articles of amalgamation and inserting the following therefor:

07119 (03/2003)

1

“The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares in the capital of the Corporation without either:

(a) the express sanction of the holders of more than 50% of the voting shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than 50% of such shares; or

(b) the express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of the directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.”

(ii) by adding the following provisions to paragraph 10 of the articles of amalgamation;

“(i) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than 50. 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

(ii) Any invitation to the public to subscribe for securities of the Corporation is prohibited.”

6.                                               The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été düment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.                                               The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2003-Nov-28
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

MAC’S CONVENIENCE STORES INC.

(Name of Corporation) (if the name is to be changed by these articles set out current name)

(Dénomination sociale de la société) (Si lon demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle).

By/
Par:
/s/ Real Plourde	Director
(Signature)	(Description of Office)
(Signature)	(Fonction)
Réal Plourde

2

For Ministry Use Only Á I’usage exclusif du ministére			Ontario Corporation Number Numéro de la société en Ontario

[Ontario LOGO]	Ministry of Consumer and Commercial Relations	Ministére de la Consommation et du Commerce	1373080
CERTIFICATE		CERTIFICAT
This is to certify that those articles are effective on		Ceci certifie que les présents statuts entrent en vigueur le

DECEMBER 1 5 DÉCEMBRE, 1999

/s/ [ILLEGIBLE]
Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business
Corporations
Act

Formule 3
Loi sur les
sociétés par
actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1.	The name of the corporation is:	Dénomination sociale de la société:
SILCORP LIMITED/SILCORP LIMITEE

2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s’il y a lieu):

MAC’S CONVENIENCE STORES INC.

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

1999 September 06
(Year, Month, Day)
(année, mois, jour)

4.	The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante.

(a)                                         to change the name of the corporation to Mac’s Convenience Stores Inc.; and

(b)                                        to provide that the corporation shall have a minimum of four (4) directors and a maximum of eight (8) directors.

DYE & DURHAM
FORM 3 (B.C.A.)

07/96

CBR 173

1

5.	The amendment has been duly authorized as required by Section 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dúment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

1999, November 26
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.	Les présents status sont signés en double exemplaire.

SILCORP LIMITED/SILCORP LIMITEE
(Name of Corporation)
(Dénomination sociale de la société)

By:/Par:	Maureen I. Cook	Assistant Secretary
	(Signature)	(Description of Office)
	(Signature)	(Fonction)

07/96

CBR 173

2

For Ministry Use Only Á I’usage exclusif du ministere			Ontario Corporation Number Numéro de la compagnie en Ontario

[Ontario LOGO]	Ministry of Consumer and Commercial Relations	Ministère de la Consommation et du Commerce	1373080
CERTIFICATE		CERTIFICAT
This is to certify that these articles are effective on		Ceci certifie que les présents statuts entrent en vigueur le

SEPTEMBER 0 6 SEPTEMBRE, 1999

/s/ [ILLEGIBLE]
Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 4
Business
Corporations
Act

Formule
numbero 4
Loi sur les
compagnies

ARTICLES OF AMALGAMATION
STATUTS DE FUSION

1.	The name of the amalgamated corporation is:	Dénomination sociale de la compagnie issue de la fusion:
SILCORP LIMITED/SILCORP LIMITEE

2.	The address of the registered office is:	Adresse du siége social:

10 Commander Boulevard
(Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro, ou numéro de la R.R. et. s’ll s’agit édifice à bureaux, numéro du bureau)

Scarborough	M1S3T2
(Name of Municipality or Post Office)	(Postal Code/Code postal)
(Nom de la municipalité ou du bureau de poste)

3.	Number (or minimum and maximum number) of directors is:	Nombre (ou nombres minimal et maximal) d’administrateurs:
Minimum of eight (8), maximum of twelve (12)

4.	The director(s) is/are:	Administrateur(s):
First name, initials and surname Prénom, initiales et nom de famille	Address for service, giving Street & No. or R.R. No., Municipality and Postal Code Domicile élu, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalite et le code postal	Resident Canadian State Yes or No Résident Canadien Oui/Non

See page 1A

DYE & DURHAM
FORM 4 (B.C.A)
01/99

1

5.	(A)

The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below.

			☐	(A)	Les. actionnaires de chaque compagnie qul fusionne ont düment adopté la convention de fusion conformément au paragraphe 176 (4) de la Loi sur les compagnies à la date mentionnée ci-dessous.

		Check A or B		Cocher A ou B

(B)

The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of

			☒	(B)

Les administrateurs de chaque compagnie qui fusionne ont approuvé la fusion par voie de resolution conformément à I’article 177 de la Loi sur les compagnies à la date mentionnée ci-dessous.

Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutits de

SILCORP LIMITED/
SILCORP LIMITEE

and are more particularly set out in these articles.	et sont ènoncés textuellement aux présents statuts.

Names of amalgamating corporations Dénomination sociale des compagnies qui fusionnent	Ontario Corporation Number Numéro de la compagnie en Ontarió	Date of Adoption/Approval Date d’adoption ou d’approbation

Silcorp Limited/ Silcorp Limitee	1273548	September 3, 1999

679385 Ontario Inc.	679385	September 3, 1999

01/99

4.	The director(s) is/are:	Administrateur(s):

	First name, initials and surname Prénom, initiales et nom de famille	Residence Address, giving Street & No. or R.R. No., Municipality and Postal Code Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalité et le code postal	Resident Canadian State Yes or No Résident Canadien Oui/Non

	Francois Alepin	19, Pointe Langlois Ste. Rose, Quebec H7L 3J4	Yes

	Rodrigue Biron	305 Chemin de la Plage St. Laurent St-Augustin des Maures Cap Rouge, Quebec G1Y 3G9	Yes

	Alain Bouchard	6, Rue Nogent Lorraine, Quebec J7E 4H6	Yes

	Robert Brunet	2665 Route Nicolas Austin Bolton Centre, Quebec JOE 1GO	Yes

	Jacques D’Amours	25, Place Chatenois Lorraine, Quebec J6Z 9Z7	Yes

	Jean Elie	1929 Laird Boulevard Town of Mount Royal, Quebec H3P 2V2	Yes

	Richard Fortin	42, Bois Franc Ste. Julie, Quebec JOL 2SO	Yes

	Real Plourde	47, Rue Holton Westmount, Quebec H3Y 2G1	Yes

	Simon Senecal	47, Avenue Henley Town of Mount Royal, Quebec H3P 1V4	Yes

1A

6.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.	Limites, s’ll y a lieu, imposées aux activities commerciales ou aux pouvoirs de la compagnie.

No restrictions.

7.	The classes and any maximum number of shares that the corporation is authorized to issue:	Catégories et nombre maximal, s’ll y a lieu, d’actions que la compagnie est autorisée à émettre:

Unlimited number of common shares.

01/99

3

8.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, priviléges, restrictions et conditions, s’il y a lieu, rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatils á chaque catégorie d’actions qui peut ëtre émise en série:

(A)	The common shares shall have attached thereto the following rights, privileges, conditions and restrictions:

1.            Voting.  The holders of the common shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation and each common share shall confer the right to one vote in person or by proxy at all meetings of shareholders of the Corporation.

2.            Liquidation, Dissolution and Winding-up.  In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the common shares shall be entitled to receive the remaining property of the Corporation.

4

9.	The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:	L’émission, le transferi ou la proprièté d’actions est/n’est pas restréinte. Les restrictions, s’il y a lieu, sont les suivantes:

No restrictions.

10.	Other provisions, (if any):	Autres dispositions, s’il y a lieu:

There shall be the following special provisions governing the Company:

(i)              That the Company may pay commissions or allow discounts to persons in consideration of their subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for such shares, but no such commission or subscription shall exceed twenty-five per cent (25%) of the amount of the subscription price.

11.	The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule “A”.	Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les compagnies constituent l’annexe “A”.

Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitue(nt) l’annexe “B”.
12.	A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule “B”.

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers	Dénomination sociale des compagnies qui fusionnent, signature at lonction de leurs dirigeants régulièrement désignés.

SILCORP LIMITED/ SILCORP LIMITEE	679385 ONTARIO INC.

Per:	/s/ Maureen I. Cook	Per:	/s/ Maureen I. Cook
	Name:	Maureen I. Cook	Name:	Maureen I. Cook
	Title:	Assistant Secretary	Title:	Assistant Secretary

SCHEDULE “A”

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT, (ONTARIO)

I, MAUREEN I. COOK, of the City of Mississauga, in the Province of Ontario, hereby certify and state as follows:

1.            This Statement is made pursuant to subsection 178(2) of the Business Corporations Act, (Ontario) (the “Act”).

2.            I am the Assistant Secretary of SILCORP LIMITED/SILCORP LIMITĖE and as such have knowledge of its affairs.

3.            I am the Assistant Secretary of 679385 ONTARIO INC. (formerly C Corp. (Ontario) Inc.) and as such have knowledge of its affairs.

4.            I have conducted such examinations of the books and records of SILCORP LIMITED/SILCORP LIMITĖE and 679385 ONTARIO INC. (formerly C Corp. (Ontario) Inc.) (the “Amalgamating Corporations”) as are necessary to enable me to make the statements hereinafter set forth.

5.            There are reasonable grounds for believing that:

(a)                       each of the Amalgamating Corporations is and Silcorp Limited/Silcorp Limitée, the corporation continuing from the amalgamation of the Amalgamating Corporations (the “Corporation”), will be able to pay its liabilities as they become due, and

(b)                      the realizable value of the Corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

6.            There are reasonable grounds for believing that no creditor of any of the Amalgamating Corporations will be prejudiced by the amalgamation.

7.            Based on the statements made above, none of the Amalgamating Corporations is obligated to give notice to any creditor.

DATED this 3rd day of September, 1999.

/s/ Maureen I. Cook
Maureen I. Cook

SCHEDULE “B”

SILCORP LIMITED/
SILCORP LIMITĖE
(the “Corporation”)

“BE IT RESOLVED THAT:

1.                                                                            The amalgamation of the Corporation and 679385 Ontario Inc. (formerly C Corp. (Ontario) Inc.) under the Business Corporations Act (Ontario) pursuant to subsection 177(2) thereof, be and the same is hereby approved;

2.                                                                            The shares of 679385 Ontario Inc. (formerly C Corp. (Ontario) Inc.) shall be cancelled without any repayment of capital in respect thereof;

3.                                                                            The articles of amalgamation of the amalgamated corporation shall be the same as the articles of incorporation, as amended, of the Corporation;

4.                                                                            The by-laws of the amalgamated corporation shall be the same as the by-laws of the Corporation;

5.                                                                            The stated capital of 679385 Ontario Inc. (formerly C Corp. (Ontario) Inc.) shall be added to the stated capital of the Corporation;

6.                                                                            Any officer or director of the Corporation be and is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.”

CERTIFIED to be a true and accurate copy of a resolution of the directors of the Corporation, passed by or consented to in accordance with the provisions of the Business Corporations Act (Ontario), on the 3rd day of September, 1999.

/s/ Maureen I. Cook
Name:	Maureen I. Cook
Title:	Assistant Secretary

SCHEDULE “B”

679385 ONTARIO INC.
(formerly C Corp. (Ontario) Inc.)

(the “Corporation”)

“BE IT RESOLVED THAT:

1.                                                                       The amalgamation of the Corporation and Silcorp Limited/Silcorp Limitée under the Business Corporations Act (Ontario) pursuant to subsection 177(2) thereof, be and the same is hereby approved;

2.                                                                       The shares of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3.                                                                       The articles of amalgamation of the amalgamated corporation shall be the same as the articles of incorporation, as amended, of Silcorp Limited/Silcorp Limitée;

4.                                                                       The by-laws of the amalgamated corporation shall be the same as the by-laws of Silcorp Limited/Silcorp Limitée;

5.                                                                       The stated capital of the Corporation shall be added to the stated capital of Silcorp Limited/Silcorp Limitée;

6.                                                                       Any officer or director of the Corporation be and is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.”

CERTIFIED to be a true and accurate copy of a resolution of the directors of the Corporation, passed by or consented to in accordance with the provisions of the Business Corporations Act (Ontario), on the 3rd day of September, 1999.

/s/ Maureen I. Cook
Name:	Maureen I. Cook
Title:	Assistant Secretary

SILCORP LIMITED

(the “Corporation”)

CERTIFICATE

I, Maureen I. Cook, Assistant Secretary of the Corporation, hereby certify that attached hereto is a true and correct copy of Articles of Amalgamation together with Certificate of the Ontario Ministry of Consumer and Commercial Relations as to their effectiveness on September 6, 1999 wherein Silcorp Limited and 679385 Ontario Inc. (formerly C Corp. (Ontario) Inc. amalgamated to form Silcorp Limited.

DATED the 7th day of September, 1999.

c/s
Maureen I. Cook
Assistant Secretary

C CORP. (ONTARIO) INC.
(the “Corporation”)

CERTIFICATE

I, Maureen I. Cook, Assistant Secretary of the Corporation, hereby certify that attached hereto is a true and correct copy of Articles of Continuance of C Corp. (Ontario) Inc. together with Certificate of the Ontario Ministry of Consumer and Commercial Relations as to their effectiveness on September 2, 1999 whereby the Corporation was continued under the laws of the Province of Ontario under the name 679385 Ontario Inc.

DATED the 7th day of September, 1999.

Maureen I. Cook
Assistant Secretary